SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 9, 2002
(Date of earliest event reported)

ONYX ACCEPTANCE FINANCIAL CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	333-83626 (Commission File No.)	33-0639768 (I.R.S. Employer Identification No.)

27051 Towne Centre Drive, Suite 200 Foothill Ranch, California (Address of Principal Executive Offices)	92610 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 465-3500

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
Signatures
INDEX TO EXHIBITS
EXHIBIT 1.5
EXHIBIT 4.12
EXHIBIT 4.13
EXHIBIT 10.4

Item 5. Other Events.

     Reference is hereby made to the Registrant’s Registration Statement on Form S-3 (File No. 333-83626) filed with the Securities and Exchange Commission (the “Commission”) on March 1, 2002 and Amendment No. 1 thereto filed with the Commission on April 8, 2002 (as amended, the “Registration Statement”), pursuant to which the Registrant registered $2,000,000,000 aggregate principal amount of its auto loan backed notes and auto loan backed certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the “Prospectus”), which was filed with the Commission pursuant to Rule 424(b)(5) on July 11, 2002, with respect to the Registrant’s Auto Loan Backed Notes, Series 2002-C (the “Offered Notes”).

     The Offered Notes were sold to Credit Suisse First Boston Corporation (“CS First Boston”) and Salomon Smith Barney (“Salomon” and, together with CS First Boston, the “Underwriters”) pursuant to the terms of the Underwriting Agreement dated as of July 9, 2002 (the “Underwriting Agreement”) between the Registrant and CS First Boston, as representative of itself and Salomon. A copy of the Underwriting Agreement is filed herewith as Exhibit 1.5.

     The Notes were issued pursuant to an Indenture dated as of July 1, 2002 (the “Indenture”) among Onyx Acceptance Owner Trust 2002-C (the “Trust”) and JPMorgan Chase Bank, as Indenture Trustee. A copy of the Indenture is filed herewith as Exhibit 4.12.

     The Notes are secured by the assets of the Trust pursuant to the Indenture. The assets of the Trust include primarily a pool of fixed rate motor vehicle retail installment sales contracts (the “Contracts”) secured by new and used automobiles, light-duty trucks and vans (the “Financed Vehicles”), funds deposited in a segregated trust account to acquire additional Contracts, certain monies due under the Contracts and certain monies received with respect to the Contracts on or after the related Cut-Off Date, as defined in the Indenture, security interests in the Financed Vehicles and certain other property.

     Residual Interest Instruments that represent undivided ownership interests in the Trust were issued pursuant to the Trust Agreement dated as of July 1, 2002 (the “Trust Agreement”) among the Registrant, as Depositor, Deutsche Bank Trust Company Delaware, as Owner Trustee, and JPMorgan Chase Bank, as Trust Agent. A copy of the Trust Agreement is filed herewith as Exhibit 4.13.

     The Contracts were sold or will be sold by the Registrant to the Trust pursuant to the Sale and Servicing Agreement dated as of July 1, 2002 (the “Sale and Servicing Agreement”) among the Trust, the Registrant, as Seller, Onyx, as Servicer and Custodian, and JPMorgan Chase Bank,

as Indenture Trustee and Trust Agent. A copy of the Sale and Servicing Agreement is filed herewith as Exhibit 10.4. The Trust acquired certain Contracts (the “Initial Contracts”) with a total principal balance of $216,945,836.78 (the “Initial Cut-Off Pool Balance”) as of July 1, 2002 (the “Initial Cut-Off Date”). The Trust also acquired certain additional Contracts (the “Subsequent Contracts”) originated or purchased on or after the Initial Cut-Off Date but on or before July 15, 2002 (the “Subsequent Cut-Off Date”) with a total principal balance of $56,346,774.38 (the “Subsequent Cut-Off Pool Balance”). Additionally, the Seller deposited $176,707,388.84 in a segregated trust account (the “Prefunding Account”) to be used by the Trust to acquire additional Contracts (the “Prefunding Contracts”) during the period after the Subsequent Cut-Off Date until the earliest to occur of (i) the date on which the balance remaining in the Prefunding Account is less than $2,500, (ii) the date on which a Servicer Default or Indenture Event of Default (each as defined in the Sale and Servicing Agreement) occurs or (iii) the close of business on October 17, 2002.

     Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date.

Composition of the Initial Contracts

Aggregate principal balance	$216,945,836.78
Number of contracts	14,408
Average principal balance outstanding	$15,057.32
Average original amount financed	$15,153.48
Original amount financed (range)	$2,328.15 to $73,304.73
Weighted average APR	10.55%
APR (range)	1.90% to 25.32%
Weighted average original term	59.38 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	58.97 mos.
Remaining term (range)	10 to 72 mos.

Distribution by APRs of the Initial Contracts

				% of Initial
	Number of Initial	% of Initial	Principal	Cut-Off Pool
APR Range	Contracts	Contracts	Balance	Balance

0.000% to 7.000%	3,116	21.63%	$60,957,836.70	28.10%
7.001% to 8.000%	1,432	9.94%	$26,852,135.15	12.38%
8.001% to 9.000%	1,214	8.43%	$20,060,621.82	9.25%
9.001% to 10.000%	1,158	8.04%	$17,748,342.26	8.18%
10.001% to 11.000%	851	5.91%	$12,515,307.41	5.77%
11.001% to 12.000%	812	5.64%	$10,980,341.96	5.06%
12.001% to 13.000%	872	6.05%	$11,312,181.57	5.21%
13.001% to 14.000%	859	5.96%	$11,229,279.02	5.18%
14.001% to 15.000%	834	5.79%	$10,556,838.47	4.87%
15.001% to 16.000%	695	4.82%	$8,371,369.40	3.86%
16.001% to 17.000%	604	4.19%	$6,837,807.86	3.15%
17.001% to 18.000%	527	3.66%	$5,906,794.48	2.72%
18.001% to 19.000%	355	2.46%	$3,886,370.46	1.79%

				% of Initial
	Number of Initial	% of Initial	Principal	Cut-Off Pool
APR Range	Contracts	Contracts	Balance	Balance

19.001% to 20.000%	266	1.85%	$2,627,617.50	1.21%
20.001% to 21.000%	401	2.78%	$3,830,787.25	1.77%
Over 21.000%	412	2.86%	$3,272,205.47	1.51%
Totals	14,408	100.00%*	$216,945,836.78	100.00%*

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Initial Contracts

	Number	% of		% of
	of Initial	Initial	Principal	Initial Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	212	1.47%	$3,539,902.23	1.63%
Arizona	614	4.26%	$8,711,428.98	4.02%
California	3,859	26.78%	$61,766,805.58	28.47%
Colorado	210	1.46%	$2,815,330.01	1.30%
Connecticut	44	0.31%	$630,068.52	0.29%
Delaware	147	1.02%	$1,972,591.65	0.91%
Florida	1,081	7.50%	$15,372,124.12	7.09%
Georgia	725	5.03%	$11,509,449.92	5.31%
Idaho	135	0.94%	$1,880,070.57	0.87%
Illinois	807	5.60%	$11,275,861.17	5.20%
Indiana	210	1.46%	$2,705,836.03	1.25%
Iowa	94	0.65%	$1,375,380.98	0.63%
Kansas	48	0.33%	$646,759.40	0.30%
Kentucky	98	0.68%	$1,473,360.65	0.68%
Maryland	229	1.59%	$4,078,986.03	1.88%
Massachusetts	254	1.76%	$3,758,919.66	1.73%
Michigan	615	4.27%	$9,243,716.24	4.26%
Minnesota	99	0.69%	$1,364,326.52	0.63%
Missouri	342	2.37%	$4,906,308.74	2.26%
Montana	21	0.15%	$337,971.14	0.16%
Nebraska	39	0.27%	$468,111.32	0.22%
Nevada	432	3.00%	$6,867,920.27	3.17%
New Hampshire	89	0.62%	$1,128,602.42	0.52%
New Jersey	581	4.03%	$8,233,690.51	3.80%
North Carolina	433	3.01%	$6,935,500.85	3.20%
Oklahoma	159	1.10%	$2,114,136.83	0.97%
Oregon	339	2.35%	$4,767,120.04	2.20%
Pennsylvania	680	4.72%	$9,713,028.08	4.48%
South Carolina	147	1.02%	$2,406,027.12	1.11%
Tennessee	188	1.30%	$2,796,780.56	1.29%
Texas	529	3.67%	$7,921,758.02	3.65%
Utah	122	0.85%	$1,929,051.29	0.89%
Virginia	517	3.59%	$7,778,238.40	3.59%
Washington	288	2.00%	$4,286,581.87	1.98%
West Virginia	21	0.15%	$234,091.06	0.11%
Totals	14,408	100.00%*	$216,945,836.78	100.00 *

*	Percentages may not add to 100% because of rounding.

     Set forth below is certain data concerning the Subsequent Contracts as of the Subsequent Cut-Off Date:

Composition of the Subsequent Contracts

Aggregate principal balance	$56,346,774.38
Number of Contracts	3,682
Average principal balance outstanding	$15,303.31
Average original amount financed	$15,303.31
Original amount financed (range)	$2,153.76 to 62,841.59
Weighted average APR	10.10%
APR (range)	4.90% to 25.00%
Weighted average original term	59.61 mos.
Original term (range)	12 to 72 mos.
Weighted average remaining term	59.57 mos.
Remaining term (range)	12 to 72 mos.

Distribution by APRs of the Subsequent Contracts

	Number of
	Subsequent	% of Subsequent	Principal	% of Final Cut-Off
APR Range	Contracts	Contracts	Balance	Pool Balance

0.000% to 7.000%	894	24.28%	17,464,584.93	30.99%
7.001% to 8.000%	380	10.32%	7,063,784.79	12.54%
8.001% to 9.000%	344	9.34%	5,905,002.33	10.48%
9.001% to 10.000%	330	8.96%	5,027,715.20	8.92%
10.001% to 11.000%	230	6.25%	3,121,258.92	5.54%
11.001% to 12.000%	192	5.21%	2,605,171.63	4.62%
12.001% to 13.000%	212	5.76%	2,677,880.67	4.75%
13.001% to 14.000%	190	5.16%	2,391,830.78	4.24%
14.001% to 15.000%	211	5.73%	2,588,725.07	4.59%
15.001% to 16.000%	155	4.21%	1,870,455.00	3.32%
16.001% to 17.000%	138	3.75%	1,580,315.84	2.80%
17.001% to 18.000%	124	3.37%	1,263,638.28	2.24%
18.001% to 19.000%	87	2.36%	909,252.85	1.61%
19.001% to 20.000%	65	1.77%	673,981.32	1.20%
20.001% to 21.000%	65	1.77%	682,830.63	1.21%
Over 21.000%	65	1.77%	520,346.14	0.92%
Totals	3,682	100.00%*	$56,346,774.38	100.00%*

*	Percentages may not add to 100% because of rounding.

Geographic Concentration of the Subsequent Contracts

	Number of Subsequent	% of Subsequent	Principal	% of Final Cut-Off
State	Contracts	Contracts	Balance	Pool Balance

Alabama	59	1.60%	1,061,806.94	1.88%
Arizona	179	4.86%	2,735,818.75	4.86%
California	933	25.34%	15,291,834.08	27.14%
Colorado	41	1.11%	518,913.28	0.92%
Connecticut	15	0.41%	183,895.75	0.33%
Delaware	35	0.95%	534,249.35	0.95%
Florida	266	7.22%	3,783,931.81	6.72%
Georgia	178	4.83%	3,014,965.89	5.35%
Idaho	30	0.81%	361,351.90	0.64%
Illinois	201	5.46%	2,832,618.95	5.03%
Indiana	78	2.12%	977,247.55	1.73%
Iowa	11	0.30%	136,804.38	0.24%
Kansas	10	0.27%	146,477.50	0.26%
Kentucky	27	0.73%	455,511.01	0.81%
Maryland	52	1.41%	761,544.25	1.35%
Massachusetts	63	1.71%	909,456.86	1.61%
Michigan	180	4.89%	2,816,386.53	5.00%
Minnesota	29	0.79%	470,424.23	0.83%
Missouri	113	3.07%	1,730,118.38	3.07%
Montana	5	0.14%	94,192.01	0.17%
Nebraska	8	0.22%	100,711.98	0.18%
Nevada	97	2.63%	1,606,610.31	2.85%
New Hampshire	31	0.84%	425,103.61	0.75%
New Jersey	170	4.62%	2,233,068.15	3.96%
North Carolina	156	4.24%	2,651,393.24	4.71%
Oklahoma	34	0.92%	387,104.32	0.69%
Oregon	82	2.23%	1,180,964.35	2.10%
Pennsylvania	143	3.88%	2,103,967.10	3.73%
South Carolina	38	1.03%	485,847.34	0.86%
Tennessee	59	1.60%	847,828.84	1.50%
Texas	146	3.97%	2,234,323.78	3.97%
Utah	15	0.41%	275,261.58	0.49%
Virginia	143	3.88%	2,204,603.94	3.91%
Washington	53	1.44%	770,239.67	1.37%
West Virginia	2	0.05%	22,196.77	0.04%
Totals	3,682	100.00%*	$56,346,774.38	100.00%*

*	Percentages may not add to 100% because of rounding.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

1.5	Underwriting Agreement dated as of July 9, 2002 by and among the Registrant and CS First Boston, as representative of the Underwriters
4.12	Indenture dated as of July 1, 2002 between Onyx Acceptance Owner Trust 2002-C and JPMorgan Chase Bank, as Indenture Trustee
4.13	Trust Agreement dated as of July 1, 2002 among the Registrant, as Depositor, Deutsche Bank Trust Company Delaware, as Owner Trustee, and JPMorgan Chase Bank, as Trust Agent
10.4	Sale and Servicing Agreement dated as of July 1, 2002 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and JPMorgan Chase Bank, as Indenture Trustee and Trust Agent

7

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ONYX ACCEPTANCE FINANCIAL CORPORATION

July 30, 2002	By:	/s/ Michael A. Krahelski

Michael A. Krahelski, Senior Vice President

8

INDEX TO EXHIBITS

Exhibit No.	Description

1.5	Underwriting Agreement dated as of July 9, 2002 by and among the Registrant and CS First Boston, as representative of the Underwriters
4.12	Indenture dated as of July 1, 2002 between Onyx Acceptance Owner Trust 2002-C and JPMorgan Chase Bank, as Indenture Trustee
4.13	Trust Agreement dated as of July 1, 2002 among the Registrant, as Depositor, Deutsche Bank Trust Company Delaware, as Owner Trustee, and JPMorgan Chase Bank, as Trust Agent
10.4	Sale and Servicing Agreement dated as of July 1, 2002 among the Registrant, as Seller, Onyx Acceptance Corporation, as Servicer and Custodian, and JPMorgan Chase Bank, as Indenture Trustee and Trust Agent